                                  SCHEDULE 14a
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement     [ ]  Confidential, for Use of the Commission
                                          Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             ARTHROCARE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             ARTHROCARE CORPORATION
                        _______________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 22, 1997
                        ________________________________

TO THE STOCKHOLDERS:

         Notice is hereby given that the 1997 Annual Meeting of Stockholders of ArthroCare Corporation, a Delaware corporation, (the "Company") will be held on Thursday, May 22, 1997 at 3:00 p.m., local time, at the Company's principal executive offices located at 595 North Pastoria Avenue, Sunnyvale, California 94086 for the following purposes:

         1.      To elect directors of the Company.

         2. To confirm the appointment of Coopers & Lybrand LLP as the Company's independent accountants for the 1997 fiscal year.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         These matters are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on April 4, 1997 are entitled to vote at the Annual Meeting.

         All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if the stockholder has returned a proxy.

                                            By Order of The Board of Directors


                                            J. Casey McGlynn
                                            Secretary

Sunnyvale, California
April  24, 1997


                                   IMPORTANT

         TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU RETURNED A PROXY.

                             ARTHROCARE CORPORATION
                        _______________________________

                                PROXY STATEMENT
                      1997 ANNUAL MEETING OF STOCKHOLDERS
                        ________________________________

                 INFORMATION CONCERNING SOLICITATION AND VOTING


GENERAL

         The enclosed Proxy is solicited on behalf of ArthroCare Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held Thursday, May 22, 1997 at 3:00 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's principal executive offices. The Company's principal executive offices are located at 595 North Pastoria Avenue, Sunnyvale, California 94086. The Company's telephone number at that location is (408) 736-0224.

         This Proxy Statement is being mailed on or about April 24, 1997 to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE AND VOTING SECURITIES

         Stockholders of record at the close of business on April 4, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. The Company has one series of common shares outstanding, designated Common Stock. At the Record Date, 8,794,112 shares of the Company's Common Stock, $0.001 par value (the "Common Stock"), were issued and outstanding and held of record by 242 stockholders.

REVOCABILITY OF PROXIES

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING; QUORUM; ABSTENTIONS AND BROKER NON-VOTES

         Each stockholder is entitled to one vote for each share held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors (Proposal One).

         The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date and entitled to vote at the Annual Meeting, present in person or represented by proxy. Shares that are voted "FOR," "AGAINST" or "ABSTAIN" from a matter are treated as being present at the Annual Meeting for purposes of establishing a quorum and are also treated as votes eligible to be cast by the Common Stock, present in person or represented by proxy, at the Annual Meeting and "entitled to vote on the subject matter" (the "Votes Cast") with respect to such matter. If a quorum is not present or represented, then either the chairman of the Annual Meeting or the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, will have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned Annual Meeting.

         Although there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of Votes Cast with respect to a particular matter. Therefore, in the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner.

         Broker non-votes, however, shall be treated differently. In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Consequently, broker non-votes with respect to proposals set forth in this Proxy Statement will not be considered Votes Cast and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

         Therefore, for purposes of the election of directors (Proposal One), neither abstentions nor broker non-votes will have any effect on the outcome of the vote. For purposes of the ratification and appointment of Coopers & Lybrand LLP as independent auditors of the Company (Proposal Two), abstentions will have the same effect as votes against these proposals and broker non-votes will not have any effect on the outcome of the vote.

         Proxies in the accompanying form that are properly executed and returned will be voted at the Annual Meeting in accordance with the instructions on the Proxy. Any properly executed Proxy on which there are no instructions indicated about a specified proposal will be voted as follows:
(i) FOR the election of the six persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors; and (ii) FOR the ratification of the appointment of Coopers & Lybrand LLP as independent auditors of the Company. No business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders is expected to come before the Annual Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the Proxy will vote the shares they represent as the Board of Directors may recommend. The persons named in the Proxy may also, at their discretion, vote the Proxy to adjourn the Annual Meeting from time to time.

SOLICITATION

         The cost of soliciting proxies will be borne by the Company. The Company may retain Norwest Bank Minnesota, N.A., a proxy solicitation firm, to solicit proxies in connection with the Annual Meeting at an estimated cost of $500.00. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile or telegram.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

         Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 1998 Annual Meeting must be received by the Company at its principal executive offices no later than August 22, 1997 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

SECTION 16(a) COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and officers and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and reports of changes in the ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms submitted to it during the year ended December 28, 1996 (the "Last Fiscal Year"), the Company believes that, during the Last Fiscal Year, its officers, directors and 10% stockholders were in compliance with all applicable filing requirements, with the exception of director Annette J. Campbell-White who failed to timely file one Form 4 disclosing one covered transaction; Robert F. Kibble who is affiliated with a ten percent stockholder who failed to timely file one Form 4 disclosing one covered transaction; director John S. Lewis who failed to timely file one Form 4 disclosing one covered transaction; officer A. Larry Tannenbaum who failed to timely file one Form 4 disclosing one covered transaction; and officer Allan Weinstein who failed to timely file one Form 4 disclosing one covered transaction.

SHARE OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information regarding the beneficial ownership of the Common Stock of the Company as of March 1, 1997 by
(i) each person known to the Company who beneficially owned more than 5% of the outstanding shares of its Common Stock, (ii) each director of the Company,
(iii) each officer of the Company named in the table under "EXECUTIVE COMPENSATION -- Summary Compensation Table" below and (iv) all directors and executive officers as a group. The number and percentage of shares beneficially owned is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty days of March 1, 1997 through the exercise of any stock option or other right. Unless otherwise indicated, officers and directors can be reached at the Company's principal executive offices. A total of 8,790,450 shares of the Company's Common Stock were issued and outstanding as of March 1, 1997.

                                                                       Shares Beneficially       Approximate
                           Name and Address                                   Owned             Percent Owned
                           ----------------                            --------------------     -------------
 Entities affiliated with InterWest Partners (1) . . . . . . . . . .        1,227,695               13.97%
 (Robert R. Momsen)
 3000 Sand Hill Road
 Building 3, Suite 255
 Menlo Park, CA 94025

 Entities affiliated with Institutional Venture Partners (2) . . . .        1,205,194               13.71%
 3000 Sand Hill Road
 Building 2, Suite 290
 Menlo Park, CA 94025

 Entities affiliated with Paragon Venture Partners (3) . . . . . . .        1,114,463               12.68%
 (John S. Lewis)
 3000 Sand Hill Road
 Building 1, Suite 275
 Menlo Park, CA 94025

 Hira V. Thapliyal, Ph.D. (4)  . . . . . . . . . . . . . . . . . . .          622,750                7.08%
 ArthroCare Corporation
 595 N. Pastoria Avenue
 Sunnyvale, CA 94086

 Philip E. Eggers  . . . . . . . . . . . . . . . . . . . . . . . . .          473,750                5.39%
 ArthroCare Corporation
 595 N. Pastoria Avenue
 Sunnyvale, CA 94086

 Annette J. Campbell-White (5) . . . . . . . . . . . . . . . . . . .          258,967                2.95%
 MedVenture Associates
 4 Orinda Way
 Building D, Suite 150
 Orinda, CA 94563

                                                                       Shares Beneficially       Approximate
                           Name and Address                                   Owned             Percent Owned
                           ----------------                            --------------------     -------------
 Robert T. Hagan (6) . . . . . . . . . . . . . . . . . . . . . . . .          125,191                1.42%
 ArthroCare Corporation
 595 N. Pastoria Avenue
 Sunnyvale, CA 94086

 Allan Weinstein (7) . . . . . . . . . . . . . . . . . . . . . . . .          104,969                1.19%
 ArthroCare Corporation
 595 N. Pastoria Avenue
 Sunnyvale, CA 94086

 A. Larry Tannenbaum (8) . . . . . . . . . . . . . . . . . . . . . .           42,436                *
 ArthroCare Corporation
 595 N. Pastoria Avenue
 Sunnyvale, CA 94086

 C. Raymond Larkin, Jr. (9)  . . . . . . . . . . . . . . . . . . . .            3,000                *
 Nellcor Puritan Bennett Incorporated
 4280 Hacienda Drive
 Pleasanton, CA 94588

 All directors and executive officers as a group                            3,973,221               45.20%
    (9 persons)(10)  . . . . . . . . . . . . . . . . . . . . . . . .

--------------
  *  Represents beneficial ownership of less than one percent of the Common
     Stock.

(1) Consists of 1,025,184 shares held by InterWest Partners V, L.P., 187,511 shares held by InterWest Investors V., L.P. and 15,000 shares held by Robert R. Momsen. Mr. Momsen is a general partner of InterWest Management Partners V, L.P., the general partner of IWP, and general partner of IWI and disclaims beneficial ownership of the shares held by such entity except to the extent of his proportionate partnership interest therein.

(2) Consists of 1,038,440 shares held by Institutional Venture Partners V., L.P., 20,254 shares held by Institutional Venture Management V, L.P., 139, 175 shares held by Institutional Venture Partners VII, L.P., 2,199 shares held by Institutional Venture Management VII, L.P. and 5,126 shares held by IVP Founders Fund I, L.P.

(3) Consists of (i) 1,032,188 shares held by Paragon Venture Partners II, L.P., (ii) an aggregate of 55,025 shares held by John S. Lewis and John S. Lewis UTA Charles Schwab & Co. Inc. Paragon Venture Management Company over which Mr. Lewis holds voting and dispositive control, (iii) an aggregate of 3,000 shares held in trust for Mr. Lewis' minor children over which Mr. Lewis holds voting and dispositive control and (iv) an aggregate of 24,250 shares held by Robert F. Kibble and the Robert F. Kibble Living Trust over which Mr. Kibble holds voting and dispositive control. Mr. Lewis and Mr. Kibble are both general partners of Paragon Venture Partners and disclaim beneficial ownership of the shares held by such entity except to the extent of their proportionate partnership interest therein.

(4) Includes an aggregate of 200,000 shares held in trust for Dr. Thapliyal's minor children, over which Dr. Thapliyal does not hold voting or dispositive control.

(5) Includes 200,167 shares held by MedVenture Associates II, L.P. Ms. Campbell-White is a general partner of MedVenture Associates and disclaims beneficial ownership of the shares held by such entity except to the extent of her proportionate partnership interest therein.

(6) Consists of shares held by Robert T. Hagan and Barbara Hagan as joint tenants over which Mr. Hagan and Ms. Hagan hold voting and dispositive control. Also includes 624 shares issuable upon exercise of stock options exercisable within 60 days of March 1, 1997.

(7) Includes an aggregate of 20,000 shares held in trust for Mr. Weinstein's minor children, over which Mr. Weinstein does not hold voting or dispositive control. Also includes 3,957 shares issuable upon exercise of stock options exercisable within 60 days of March 1, 1997.

(8) Includes an aggregate of 1,200 shares held in trust for Mr. Tannenbaum's minor children over which Mr. Tannenbaum holds voting and dispositive power. Also includes 22,865 shares issuable upon exercise of stock options exercisable within 60 days of March 1, 1997.

(9) Consists of 3,000 shares issuable upon exercise of stock options exercisable within 60 days of March 1, 1997.

(10) See footnotes (1) through (9) above.

                                PROPOSAL NO. 1:
                             ELECTION OF DIRECTORS

         A Board of six directors will be elected at the Annual Meeting.
Unless otherwise instructed, the proxy holders will vote the proxies received by them for the six nominees named below, all of whom are presently directors of the Company. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable to or will decline to serve as a director. If stockholders nominate additional persons for election as directors, the proxy holder will vote all proxies received by him to assure the election of as many of the Board of Directors' nominees as possible, with the proxy holder making any required selection of specific nominees to be voted for. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until that person's successor has been elected.

VOTE REQUIRED

         The six nominees receiving the highest number of affirmative votes of the Votes Cast shall be elected as directors.

RECOMMENDATION

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED BELOW.

NOMINEES FOR DIRECTOR


     Name of Nominee           Age                          Principal Occupation                        Director Since
------------------------       ---    ----------------------------------------------------------------  --------------
 Hira V. Thapliyal, Ph.D.       48    President and Chief Executive Officer of the Company                   1993
 Philip E. Eggers               56    President, Eggers & Associates                                         1993
 Annette J. Campbell-White      50    Managing General Partner, MedVenture Associates                        1993
 C. Raymond Larkin, Jr          48    President and  Chief Executive Officer, Nellcor  Puritan Bennett       1996
                                      Incorporated
 John S. Lewis                  50    Managing  Partner of  Pacific Venture Group,  General Partner of       1993
                                      Paragon Venture Partners
 Robert R. Momsen               49    General Partner, InterWest Partners                                    1994

         Hira V. Thapliyal, Ph.D., a founder of the Company, has served as President, Chief Executive Officer and a Director of the Company since its inception. From 1989 to 1993, Dr. Thapliyal was President and Chief Executive Officer of MicroBionics, Inc., a privately-held company developing an in-vivo continuous blood gas monitor. In 1986, Dr. Thapliyal co-founded Cardiovascular Imaging Systems, Inc. ("CVIS") and served as its President until 1988. CVIS develops and markets catheters for ultrasonic intraluminal imaging of human arteries. From 1984 to 1986, Dr. Thapliyal was Vice President, Engineering of Devices for Vascular Interventions, Inc., a leader in marketing arthrectomy systems for treatment of atherosclerotic disease. Dr. Thapliyal holds an M.S. degree in Electrical Engineering from the University of Idaho and a Ph.D. in Materials Science & Engineering from Cornell University.

         Philip E. Eggers, a founder of the Company, has served as a consultant and a Director of the Company since its inception. Since 1984, Mr. Eggers has run Eggers & Associates, a consulting firm to medical device companies. Mr. Eggers is the principal inventor on numerous patents and has directed research and development programs for a wide range of surgical instruments and patient monitoring devices, such as hemostatic surgical scalpels, bipolar scissors, bipolar endoscopic scissors, and continuous cardiac output monitoring systems. Mr. Eggers holds an M.Sc. degree in Physics and an M.B.A. degree from Ohio State University.

         Annette J. Campbell-White joined the Company in May 1993 as a Director. In May 1995, she co-founded MedVenture Associates II, a venture capital firm which invests primarily in medical device companies, and serves as the Managing Director. MedVenture Associates II is a continuation of MedVenture Associates, a venture capital firm organized in 1986. Since the inception of MedVenture Associates in 1986, Ms. Campbell-White has served as its Managing General Partner. From July 1992 to July 1994, Ms. Campbell-White was a general partner of Paragon Venture Partners II, a venture capital
partnership.   Ms. Campbell-White is also a director of Physiometrix, Inc. and
Cardiac Pathways Corporation. Ms. Campbell-White has an M.Sc. degree in Physical Chemistry from the University of Capetown, South Africa.

         C. Raymond Larkin, Jr. became a Director of the Company in April 1996. Since 1983, he has held various executive positions with Nellcor Incorporated, a medical products company, for which he served as President from 1989 until August 1995 when he became President and Chief Executive Officer of Nellcor Puritan-Bennett Incorporated upon the merger of Nellcor Incorporated with Puritan-Bennett Corporation. Mr. Larkin is also a director of Nellcor Puritan Bennett Incorporated and Neuromedical Systems, Inc. He holds a B.S. degree from LaSalle University.

         John S. Lewis joined the Company in May 1993 as a Director. Mr. Lewis has been the Managing Partner of Pacific Venture Group since September 1995, and General Partner of Paragon Venture Management Company, II, L.P. since July 1988, both venture capital partnerships. From June 1983 to September 1994, he was General Partner of Paragon Venture Management Company, a venture capital partnership. Mr. Lewis currently serves on the Board of Directors of Bay Networks, Inc. He holds an M.B.A. degree from Harvard University.

        Robert R. Momsen joined the Company in January 1994 as a Director. Since 1981, he has been General Partner of InterWest Partners, a venture capital firm which invests primarily in life sciences companies. Prior to 1981, Mr. Momsen served as General Manager and Chief Financial Officer for Life Instruments Corporation ("Life Instruments"), a medical diagnostic imaging company which he co-founded. Mr. Momsen holds an M.B.A. degree from Stanford University.

         There are no family relationships among directors or executive officers of the Company.

BOARD MEETINGS, COMMITTEES AND DIRECTOR COMPENSATION

         The Board of Directors of the Company held six meetings during the Last Fiscal Year. C. Raymond Larkin, who was elected to the Board of Directors in April 1996, Annette J. Campbell-White and Robert R. Momsen attended less than 75% of the aggregate of all meetings of the Board of Directors and any committees of the Board of Directors on which he or she served, if any, during his or her tenure as a director.

         The Board of Directors has an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee. From time to time, the Board has created various ad hoc committees for special purposes. No such committee is currently functioning.

         During the Last Fiscal Year, the Audit Committee consisted of directors Lewis and Momsen. The Audit Committee is responsible for reviewing the results and scope of the audit and other services provided by the Company's independent auditors. The responsibilities of the Audit Committee were executed by the Board of Directors during the Last Fiscal Year. During each meeting of the Board of Directors in the Last Fiscal Year, the Board of Directors reviewed and discussed financial presentations and related matters. The Board of Directors also met with the Company's independent auditors to discuss the audit for the Last Fiscal Year. The Audit Committee did not hold any meetings during the Last Fiscal Year.

         During the Last Fiscal Year, the Compensation Committee consisted of directors Campbell-White and Momsen. The Compensation Committee reviews and makes decisions concerning salaries and incentive compensation for officers of the Company. The responsibilities of the Compensation Committee were executed by the Board of Directors during the Last Fiscal year. During each meeting of the Board of Directors in the Last Fiscal Year, the Board of Directors reviewed
and discussed compensation matters.   The Compensation Committee did not
hold any meetings during the Last Fiscal Year.

         Directors currently receive no cash fees for services provided in that capacity but are reimbursed for out-of-pocket expenses they incur in connection with their attendance at meetings of the Board of Directors and committees of the Board of Directors. On April 17, 1996, pursuant to the Company's 1995 Director Option Plan, director Larkin was granted an option to purchase 12,000 shares of the Company's Common Stock at an exercise price of $19.75 per share, the closing of one share of the Company's Common Stock on the day before the date of grant, and on May 22, 1997, each Outside Director who is re-elected at the Annual Meeting will be granted an option to purchase 3,000 shares of the Company's Common Stock at an exercise price per share equal to the closing price of one share of the Company's Common Stock on the day before the date of grant.

                         EXECUTIVE OFFICER COMPENSATION

COMPENSATION TABLES

         Summary Compensation Table. The following table sets forth the compensation paid by the Company during each of the three fiscal years ended December 31, 1994 and 1995 and December 28, 1996 to (i) the Chief Executive Officer, and (ii) each of the other most highly compensated executive officers of the Company whose total annual salary and bonus for such years exceeded $100,000:

                           SUMMARY COMPENSATION TABLE

                                                                                                Long Term
                                                                                           Compensation Awards
                                                                              -------------------------------------------
                                                                                             Securities
                                                      Annual Compensation     Restricted     Underlying        All Other
                                          Fiscal      -------------------       Stock          Options       Compensation
       Name and Principal Position         Year    Salary ($)     Bonus($)    Awards($)     (# of shares)         ($)
----------------------------------------   ----   -----------  ------------   ---------     -------------    ------------
 Hira V. Thapliyal . . . . . . . . . . .   1996   $  194,412   $  41,000(1)        --               --               --
    President and Chief Executive          1995      163,542          --                            --              373(2)
     Officer                               1994      144,500       7,500           --               --               --

 Robert T. Hagan . . . . . . . . . . . .   1996   $  139,744   $  30,000(4)        --               --(5)            --
    Vice President, Manufacturing(3)       1995       48,750      20,000(6)      $0(7)              --          135,639(8)
                                           1994           --          --                            --

 A. Larry Tannenbaum . . . . . . . . . .   1996   $  131,659   $  29,000(10)       --               --(5)            --
    Chief Financial Officer(9)             1995       26,042          --           --           72,500(11)           --
                                           1994           --          --                            --               --

 Allan Weinstein . . . . . . . . . . . .   1996   $  121,791   $  24,000(13)       --               --(5)            --
    Vice President, Sales and              1995      104,994      30,000(14)   $ 0(15)          10,000(16)       66,380(17)
 Marketing(12)                             1994           --          --                            --               --

-----------------

(1)      Consists of bonus awarded in 1996 and paid in 1997.

(2) Consists of disability premium reimbursements paid by the Company to Dr. Thapliyal.

(3)      Mr. Hagan joined the Company as Vice President, Manufacturing in
         August 1995.

(4)      Consists of bonus awarded in 1996 and paid in 1997.

(5)      On January 10, 1997, the Company granted to each of Robert T. Hagan,
         A. Larry Tannenbaum and Allan Weinstein an option to purchase 10,000 shares of the Company's Common Stock at an exercise price of $7.375 per share, the closing price of one share of the Company's Common Stock on the day before the date of grant. One forty-eighth (1/48) of the total number of shares subject to these options became exercisable on January 31, 1997 and an additional one forty-eighth (1/48) of the total number of shares subject to these options are exercisable at the end of each full month thereafter until all such shares are exercisable, based upon such individuals continued employment by the corporation.

(6)      Consists of bonus awarded in 1995 and paid in 1996.

(7) As of December 28, 1996, Mr. Hagan held 90,000 shares of Common Stock, which are subject to repurchase as described below, having a value of $663,750 based upon the closing sales price of the Company's Common Stock on the Nasdaq Stock Market of $7.375 per share. 75,000 of such shares were subject to repurchase by the Company at $0.80 per share (the original purchase price), in the event of a termination of Mr. Hagan's employment with the Company. Twelve forty-eighths (12/48) of the 75,000 shares were released from the repurchase option on July 31, 1996, and an additional one forty-eighth (1/48) of the 75,000 shares subject to repurchase are released from the repurchase option at the end of each month thereafter, based upon Mr. Hagan's continued employment with the Company. As of April 4, 1997, 31,250 shares have been released from the Company's repurchase option, and none of the shares will be subject to the repurchase option after July 31, 1999.

(8) Consists of $113,058 in relocation expenses and $2,581 in housing offset allowance paid by the Company to Mr. Hagan.

(9) Mr. Tannenbaum joined the Company as Chief Financial Officer in September 1995.

(10)     Consists of bonus awarded in 1996 and paid in 1997.

(11) Consists of one option exercisable for up to 65,000 shares of the Company's Common Stock and a second option exercisable for up to 7,500 shares of the Company's Common Stock. Of the shares subject to the option exercisable for 65,000 shares, 15,000 shares became exercisable on September 12, 1995 (the date of grant). Twelve forty-eighths (12/48)of the remaining 50,000 shares became exercisable on September 30, 1996 and an additional 1/48 of the remaining 50,000 shares are exercisable at the end of each full month thereafter. Of the shares subject to the option exercisable for 7,500 shares, 12/48 of the total number of shares subject to the option became exercisable on December 12, 1996 and an additional 1/48 of the total number of shares subject to the option are exercisable at the end of each full month thereafter. All vesting is contingent upon Mr. Tannenbaum's continued employment with the Company.

(12) Mr. Weinstein joined the Company as Vice President, Sales and Marketing in January 1995.

(13) Consists of bonus awarded in 1996 and paid as follows (i) $8,800 paid in 1996 and (ii) $15,200 paid in 1997.

(14) Consists of bonus awarded in 1995 and paid as follows (i) $15,000 paid in 1995 and (ii) $15,000 paid in 1996.

(15) As of December 28, 1996, Mr. Weinstein held 100,000 shares of Common Stock, which are subject to repurchase as described below, having a value of $737,500 based upon the closing sales price of the Company's Common Stock on the Nasdaq Stock Market of $7.375 per share. All of such shares were subject to repurchase by the Company at $0.32 per share (the original purchase price), in the event of a termination of Mr. Weinstein's employment with the Company. Of these shares, 20,000 were released from the Company's repurchase option when Mr. Weinstein moved to California. Twelve forty-eighths (12/48) of the remaining 80,000 shares were released from the repurchase option on January 6, 1996, and an additional one forty-eighth (1/48) of the remaining 80,000 shares subject to repurchase are released from the repurchase option at the end of each full month thereafter, based upon Mr. Weinstein's continued employment with the Company. As of April 4, 1997, 61,667 shares have been released from the Company's repurchase option, and none of the shares will be subject to the repurchase option after January 3, 1999.

(16) Of the shares subject to the option, 12/48 of the total number of shares subject to the option became exercisable on December 12, 1996 and an additional 1/48 of the total number of shares subject to the option are exercisable at the end of each full month thereafter, contingent upon Mr. Weinstein's continued employment with the Company.

(17) Consists of $62,575 in relocation expenses, $2,880 in housing offset allowances and $925 in health insurance premium reimbursements paid by the Company to Mr. Weinstein.

STOCK OPTION INFORMATION

         Option/SAR Grants in Last Fiscal Year. In the year ended December 28, 1996, no options were granted to the individuals named in the Summary Compensation Table.

         Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Values. In the year ended December 28, 1996, no options were exercised by the individuals named in the Summary Compensation Table. The following table sets forth, for each of the executive officers named in the Summary Compensation Table above, the fiscal year end number and value of exercisable and unexercisable options:

                     AGGREGATE OPTION/SAR EXERCISES IN 1996
                            AND 1996 YEAR-END VALUES

                                                                   Value of Unexercised In-
                                  Number of Unexercised              the-Money Options at
                                 Options at 12/28/96 (#)                12/28/96 ($)(1)
                             -------------------------------     -----------------------------
           Name               Exercisable      Unexercisable     Exercisable     Unexercisable
------------------------     ------------      -------------     -----------     -------------
 Hira V. Thapliyal . . .          --                --               --               --
 Robert T. Hagan . . . .          --                --               --               --
 A. Larry Tannenbaum . .        17,500            40,000           $90,234         $198,516
 Allan Weinstein . . . .         2,500             7,500             --               --

-----------------------
(1) Based upon a fair market value of $7.375 per share as of December 28, 1996 minus the exercise price per share.

EMPLOYMENT AND CONSULTING AGREEMENTS

         The Company and Philip E. Eggers entered into a consulting agreement related to strategic planning and market assessment. In addition, the Company and Eggers & Associates, Inc. ("E&A"), a corporation wholly owned by Mr. Eggers, entered into a consulting agreement whereby E&A has agreed to perform research related to the development of a control system, a hand-held instrument and a method for the ablation, cutting and reshaping of selected tissues during a broad range of medical procedures.

         Under the terms of a letter, dated October 21, 1994, amended November 28, 1994, offering employment to Allan Weinstein, the Company has agreed to provide Mr. Weinstein with: (i) salary for up to 12 months following an unjustifiable termination of his employment within the first year of his employment; or (ii) salary up to six months following an unjustifiable termination of his employment during the second year of his employment. Mr. Weinstein agreed to join the Company on October 21, 1994. The Company has similar agreements with other employees, but none of the Company's executive officers is a party to such agreement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         For the Last Fiscal Year, directors Campbell-White and Momsen served as members of the Compensation Committee of the Board of Directors. No member of the Compensation Committee was or is an officer or employee of the Company or any of its subsidiaries. In addition, during the Last Fiscal Year, no officer of the Company had an "interlock" relationship, as that term is defined by the SEC, to report.

                              CERTAIN TRANSACTIONS

         Since its inception in April 1993, the Company has issued and sold to Robert S. Garvie and Anthony J. Manlove, co-founders of the Company, 117,650 and 58,825 shares of its Common Stock, respectively, at the purchase price of $0.002 per share.

         Since its inception, the Company has issued and sold shares of Series A, Series B, Series C and Series D Preferred Stock which, upon the closing of the Company's initial public offering, converted into Common Stock at prices of $1.90, $3.20, $4.00 and $6.00 per share, respectively, to the following directors, entities affiliated with directors, executive officers and individuals known to the Company to beneficially own 5% or more of the Company's outstanding shares of Common Stock. All numbers in the table below are shown on an as converted to Common Stock basis.

                                                                                 Number of Shares
                                                                  ----------------------------------------------
                                                                  Series A     Series B     Series C    Series D
                                                                  --------     --------     --------    --------
 Directors
     Annette J. Campbell-White   . . . . . . . . . . . . . . .     26,300           --          --           --
     John S. Lewis   . . . . . . . . . . . . . . . . . . . . .     13,150(1)        --      22,500(2)        --
     Robert R. Momsen  . . . . . . . . . . . . . . . . . . . .     15,000           --          --           --
 Entities Affiliated with Directors
     InterWest Partners entities (Robert R. Momsen)(3)   . . .         --      531,250     500,000      181,444
     MedVenture Associates II, L.P. (Annette J. Campbell-White)        --           --     125,000       66,667
     Paragon Venture Partners II, L.P. (John S. Lewis)   . . .    525,000      179,688     250,000       77,500
 Executive Officers
     Robert T. Hagan(4)  . . . . . . . . . . . . . . . . . . .         --           --          --       33,334
 Other 5% Stockholders
     Institutional Venture entities(5)   . . . . . . . . . . .         --      531,250     500,000      181,444

----------------

(1) Consists of 11,650 shares held by Mr. Lewis and 500 shares held in each of three separate trusts for the benefit of Mr. Lewis' children:
         Caroline Lewis, Anne Lewis, and Charles Lewis.

(2) Consists of 15,375 shares held by Mr. Lewis, 5,625 shares held in trust for the benefit of Mr. Lewis and 500 shares held in each of three separate trusts for the benefit of Mr. Lewis' children.

(3) InterWest Partners entities are InterWest Partners V, L.P. and InterWest Investors V.

(4)      Shares held by Robert T. Hagan and Barbara Hagan as Joint Tenants.

(5) Institutional Venture entities are Institutional Venture Partners V, L.P. and Institutional Venture Management V, L.P.

         On May 10, 1993, the Company entered into a license agreement (the "License Agreement") with Thapliyal & Eggers Partners ("T&E"), a partnership owned by Philip E. Eggers, a consultant to and director of the Company, Mr. Garvie, a founder of the Company, Mr. Manlove, a founder of the Company, and Hira V. Thapliyal, the Chief Executive Officer of the Company (collectively, the "Partners"). The purpose of the License Agreement was to facilitate the transfer of certain patents and patent applications (the "Patent Rights") from T&E to the Company. Under the terms of the License Agreement, the following payments and property transfers were made: (i) in exchange for the transfer of certain technology by Messrs. Thapliyal and Eggers to T&E and a license to use the Patent Rights granted by T&E to the Company, the Company issued to Messrs. Thapliyal and Eggers 500,000 shares of its Common Stock with a fair market value at the time of issuance of $0.002 per share; and (ii) the Company paid T&E $25,000 for patent and other related expenses incurred by T&E prior to entering into the License Agreement. No royalty payments were made by the Company in connection with their licenses from T&E.

         On March 31, 1995, the License Agreement was terminated, and the Company entered into a contribution agreement (the "Contribution Agreement") with the partners. Under the terms of the Contribution Agreement, the Partners received an aggregate of 400,000 shares of the Company's Common Stock with a fair market value at the time of issuance of $0.40 per share and an aggregate of $100,000 in cash in exchange for the contribution of their interest in T&E, including the Patent Rights. The 400,000 shares of Common Stock and $100,000 in cash were distributed to the Partners as follows:

 Name                                                                    Shares          Cash
 ----                                                                   --------       --------
 Philip E. Eggers  . . . . . . . . . . . . . . . . . . . . . . . .       160,000       $ 40,000
 Robert S. Garvie  . . . . . . . . . . . . . . . . . . . . . . . .        40,000         10,000
 Anthony J. Manlove  . . . . . . . . . . . . . . . . . . . . . . .        40,000         10,000
 Hira V. Thapliyal . . . . . . . . . . . . . . . . . . . . . . . .       160,000         40,000

         In May 1993, the Company and Mr. Garvie entered into a consulting agreement whereby Mr. Garvie was to participate in the pre-clinical trials and the preparation of the 510(k) premarket notification for the arthroscopy products, and participate in the search for a suitable buyer for the Company. During the period from April 29, 1993 (date of inception) to December 31, 1993, no money was paid to Mr. Garvie. During the years ended December 31, 1994 and 1995, the Company paid Mr. Garvie $26,200 and $75,750, respectively. In January 1996, the Company and Mr. Garvie entered into a new consulting agreement whereby Mr. Garvie provides the same services as he did under the previous consulting agreement. During the year ended December 28, 1996, the Company paid Mr. Garvie $46,505. This consulting agreement will expire on December 31, 1997.

         In May 1993, the Company and Mr. Manlove entered into a consulting agreement whereby Mr. Manlove was to act as the business advisor to the Company. During the period from April 29, 1993 (date of inception) to December 31, 1993, no money was paid to Mr. Manlove. During the years ended December 31, 1994 and 1995, the Company paid Mr. Manlove $24,375 and $12,000, respectively. In January 1996, the Company and Mr. Manlove entered into a new consulting agreement whereby Mr. Manlove provides the same services as he did under the previous consulting agreement. During the year ended December 28, 1996, the Company paid Mr. Manlove $48,000. This consulting agreement will expire on December 31, 1997.

         On May 10, 1993, the Company and Mr. Eggers entered into a consulting agreement, which was amended on March 31, 1995, related to strategic planning and market assessment. Mr. Eggers has not been paid any money by the Company under the terms of this agreement.

         On May 20, 1993, the Company and Eggers & Associates, Inc., ("E&A") a corporation wholly owned by Mr. Eggers, entered into a consulting agreement, which was amended on March 31, 1995, whereby E&A was to perform research related to the development of a control system, a hand-held instrument and a method for the ablation, cutting and reshaping of selected tissues during a broad range of medical procedures. During the period from April 29, 1993 (date of inception) to December 31, 1993, the year ended December 31, 1994, the year ended December 31, 1995 and the year ended December 28, 1996, the Company paid E&A approximately $116,349, $136,251, $221,312 and $234,271, respectively, for
Mr. Eggers' consulting services and $129,651, $159,749, $260,162 and $254,334, respectively, for other labor and expenses.

         In December 1994, the Company and Medlink Europe D.V. ("Medlink") entered into an agreement whereby Medlink performed a marketing study for the Company in Europe. Mr. Garvie is one of the founders of Medlink and owns approximately 15% of Medlink's outstanding capital stock. In May 1995, Medlink's marketing study was completed. During the year ended December 31, 1995, the Company made payments of $21,000 to Medlink.

         On October 21, 1994, the Company and Allan Weinstein, the Company's Vice President, Sales and Marketing, entered into an employment agreement, which was amended on November 28, 1994, which, in addition to his annual salary of $110,000, provided for: (i) Mr. Weinstein's purchase of 100,000 shares of the Company's Common Stock at a purchase price of $0.32 per share with payment in the form of a promissory note due on January 3, 1999 or upon termination of employment pursuant to a restricted stock purchase and security agreement (the "Weinstein Stock Purchase Agreement"); (ii) payment by the Company of $58,470 for relocation expenses incurred in connection with Mr. Weinstein's move from Massachusetts to California; (iii) payment by the Company of $2,880 housing allowance; and (iv) mortgage and purchase assistance provided by the Company in connection with his purchase of a home in California.

         On January 19, 1995, the Company and Mr. Weinstein entered into a promissory note for the principal sum of $120,000 pursuant to the purchase assistance provisions in Mr. Weinstein's employment agreement. Mr. Weinstein promised to repay the Company the principal with simple interest at the rate of 6% per annum until the earlier of January 31, 1999, sale of the property, or termination of Mr. Weinstein's employment, at which time the entire principal and interest would become due and payable. This note is secured by a deed of trust on Mr. Weinstein's personal residence.

         On February 5, 1995, the Company and Mr. Weinstein entered into a promissory note for the principal sum of $144,000 pursuant to the mortgage assistance provision in Mr. Weinstein's employment agreement. The Company promised to loan Mr. Weinstein $3,000 per month, and Mr. Weinstein promised to repay the principal amount with simple interest at a rate of 6% per annum until the earlier of October 21, 1999 or termination of Mr. Weinstein's employment, at which time the entire principal and interest become due and payable. This note is secured by the Common Stock of the Company purchased by Mr. Weinstein pursuant to the Weinstein Stock Purchase Agreement.

         On July 18, 1995, the Company and Robert T. Hagan, the Company's Vice President, Manufacturing, entered into an employment agreement which, in addition to his annual salary of $130,000, provided for: (i) Mr. Hagan's purchase of 90,000 shares of the Company's Common Stock at a purchase price of $0.80 per share, with payment in the form of a promissory note due on August 1, 1999 or upon termination of employment pursuant to a restricted stock purchase and security agreement, (ii) payment by the Company of $11,427 in relocation expenses incurred in connection with his move to California, and (iii) payment by the Company of $2,581 as a housing allowance for a period not to exceed six months.

         On September 8, 1995, the Company and A. Larry Tannenbaum, the Company's Chief Financial Officer, entered into an employment agreement whereby, in addition to his salary, Mr. Tannenbaum was granted an option to purchase 65,000 shares of the Company's Common Stock at a purchase price of $1.60 per share, the fair market value of one share of the Company's Common Stock on the date of grant.

         On December 12, 1995, the Company granted Mr. Tannenbaum and Mr. Weinstein stock options exercisable for 7,500 and 10,000 shares of Common Stock, respectively, at a purchase price of $9.00 per share, the fair market value of one share of the Company's Common Stock on the date of grant.

         On April 17, 1996, pursuant to the Company's 1995 Director Option Plan, C. Raymond Larkin, Jr., a director of the Company was granted an option to purchase 12,000 shares of the Company's Common Stock at an exercise price of $19.75 per share, the closing price of one share of the Company's Common Stock on the day before the date of grant, and on May 22, 1997, each nonemployee director who is re-elected at the Annual Meeting (except for director Larkin) will be granted an option to purchase 3,000 shares of the Company's Common Stock at an exercise price per share equal to the fair market value of one share of the Company's Common Stock on the date of grant. The nonemployee directors who may be granted such an option are Annette Campbell-White, Philip
E. Eggers, John S. Lewis and Robert R. Momsen.

         On January 10, 1997, the Company granted to each of Robert T. Hagan,
A. Larry Tannenbaum and Allan Weinstein an option to purchase 10,000 shares of the Company's Common Stock at an exercise price of $7.375 per share, the closing price of one share of the Company's Common Stock on the day before the date of grant. One forty-eighth (1/48) at the total number of shares subject to these options became exercisable on January 31, 1997 and an additional one forty-eighth (1/48) of the total number of shares subject to these options are exercisable at the end of each full month thereafter until all such shares are exercisable, based upon such individual's continued employment by the corporation.

                      REPORT OF THE COMPENSATION COMMITTEE

         The following report is provided to stockholders by the members of the Compensation Committee of the Board of Directors.

         The Compensation Committee is responsible for making recommendations to the Board of Directors concerning sales and incentive compensation for employees of and consultants to the Company. The Compensation Committee also has the authority and power to grant stock options to the Company's employees and consultants.

         The goal of the Company's compensation policies is to align executive compensation with business objectives, corporate performance, and to attract and retain executives who contribute to the long-term success and value of the Company. The Company endeavors to achieve its compensation goals through the implementation of policies that are based on the following principles:

         o The Company pays competitively for experienced, highly-skilled executives:

             The Company operates in a competitive and rapidly changing medical device industry. Executive base compensation is targeted to the median salary paid to comparable executives in companies of similar size, location, and with comparable responsibilities. The individual executive's salary is adjusted annually based on individual performance, corporate performance, and the relative compensation of the individual compared to the comparable medians.

         o   The Company rewards executives for superior performance:

             The Committee believes that a substantial portion of each executive's compensation should be in the form of bonuses. Executive bonuses are based on a combination of individual performance and the attainment of corporate goals. Individual performance goals are based on specific objectives which must be met in order for the Company to achieve its corporate goals. In order to attract and retain executives who are qualified to excel in the medical device industry, performance in excess of the corporate goals results in higher bonuses.

         o The Company strives to align long-term stockholder and executive interests:

             In order to align the long-term interests of executives with those of stockholders, the Company grants all employees, and particularly executives, options to purchase stock. Options are granted at the closing price of one share of the Company's Common Stock on the day before the date of grant and will provide value only when the price of the Common Stock increases above the exercise price. Options are subject to vesting provisions designed to encourage executives to remain employed by the Company. Additional options are granted from time to time based on individual performance and the prior level of grants.

COMPENSATION OF HIRA V. THAPLIYAL, PRESIDENT AND CHIEF EXECUTIVE OFFICER

         During 1996, the compensation of Dr. Thapliyal was determined by applying the same criteria discussed at the beginning of this report used to determine compensation and bonuses for all executive officers. Dr. Thapliyal's compensation for 1996 is set forth in the Summary Compensation Table appearing on page 8.

SUMMARY

         The Committee believes that the Company's compensation policy as practiced to date by the Committee and the Board has been successful in attracting and retaining qualified employees and in tying compensation directly to corporate performance relative to corporate goals. The Company's compensation policy will evolve over time as the Company attempts to achieve the many short-term goals it faces while maintaining its focus on building long-term stockholder value through technological leadership and development and expansion of the market for the Company's products.

                                  Respectfully submitted,

                                  Annette J. Campbell-White

                                  Robert R. Momsen


         The foregoing Compensation Committee Report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

                               PERFORMANCE GRAPH

         The following graph shows a comparison of total stockholder return for holders of the Company's Common Stock from February 5, 1996, the date of the Company's initial public offering, through December 28, 1996 compared with the Nasdaq Stock Market, U.S. Index, the Hambrecht & Quist Healthcare Index (excluding Biotechnology) and the Nasdaq Health Services Index. This graph is presented pursuant to SEC rules. The Company believes that while total stockholder return can be an important indicator of corporate performance, the stock prices of medical device stocks like ArthroCare are subject to a number of market-related factors other than company performance, such as competitive announcements, mergers and acquisitions in the industry, the general state of the economy, and the performance of other medical device stocks.

                              [INSERT GRAPH HERE]

         The information contained in the Stock Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

                               [GRAPH]

                                     2/05/96    2/96    3/96    4/96    5/96    6/96    7/96    8/96    9/96    10/96   11/96  12/96
                                     -------    ----    ----    ----    ----    ----    ----    -----   ----    -----   -----  -----
                                                                               D O L L A R S
                                                                               -------------
ARTHROCARE CORPORATION                  100      161     157     180     164     129     114      80      70      66      71      52

HAMBRECHT & QUIST HEALTHCARE--          100      100     100      98      98      94      86      92     103      98     101     104
  EXCLUDING BIOTECHNOLOGY

NASDAQ STOCK MARKET--US                 100      104     104     113     118     113     103     108     117     115     123     122

NASDAQ HEALTH SERVICES                  100      102     100     110     115     109      96     103     109      94      95      96

-----------------
* $100 INVESTED ON 2/05/96 IN STOCK OR ON 1/31/96 IN INDEX - INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 28, 1996

                                PROPOSAL NO. 2:

             CONFIRMATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has selected Coopers & Lybrand LLP, independent accountants, to audit the financial statements of the Company for the 1997 fiscal year ending January 3, 1998 and recommends that the stockholders confirm such selection. This firm has audited the Company's financial statements since the Company's inception. In the event of a negative vote, the Board of Directors will reconsider its selection. Representatives of Coopers & Lybrand LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

VOTE REQUIRED

         The affirmative vote of the majority of the Votes Cast will be required to ratify the appointment of Coopers & Lybrand LLP as the Company's independent auditors for the 1997 fiscal year ending January 3, 1998.

RECOMMENDATION

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 1997 FISCAL YEAR ENDING JANUARY 3, 1998.

                                 OTHER MATTERS

         The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy will vote the shares represented by proxy as the Board may recommend or as the proxy holders, acting in their sole discretion, may determine.

         THE COMPANY WILL MAIL WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 28, 1996, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO STOCKHOLDER RELATIONS, ARTHROCARE CORPORATION, 595 NORTH PASTORIA AVENUE, SUNNYVALE, CALIFORNIA 94086.

                                  THE BOARD OF DIRECTORS

Dated:  April _______, 1997

PROXY

                             ARTHROCARE CORPORATION
                     PROXY SOLICITED BY BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 22, 1997

        The undersigned, revoking all prior proxies, hereby appoints A. Larry Tannenbaum and Hira V. Thapliyal, and either of them, as proxy or proxies, with full power of substitution and revocation, to vote all shares of common stock of ArthroCare Corporation (the "Company") of record in the name of the undersigned at the close of business on April 4, 1997, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 22, 1997, or at any adjournment thereof, upon the following matters:

1.      Election of the following directors: Hira V. Thapliyal, Ph.D., Philip
        E. Eggers, Annette J. Campbell-White, C. Raymond Larkin, Jr., John S. Lewis, Robert R. Momsen

                / / FOR ALL NOMINEES    / / WITHHOLD FOR ALL NOMINEES

        FOR ALL NOMINEES EXCEPT THE FOLLOWING:
        (Mark no box and write the name(s) of the nominee(s) withheld in the space provided below.)

        ----------------------------------------------------------------------

                          (CONTINUED ON REVERSE SIDE)

2. Ratification of appointment of Coopers & Lybrand, L.L.P. as independent accountants for the 1997 fiscal year.

                / / For         / / Against         / / Abstain

3. In their discretion, the Proxies are authorized to vote upon such matters as may properly come before the Annual Meeting, or any adjournments thereof.

        Please mark, date, sign and mail this proxy promptly in the enclosed envelope.

        This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2. The Board of Directors recommends a vote FOR Proposals 1 and 2.

        Please sign your name exactly as it appears below. In the case of shares owned in joint tenancy or as tenants in common, all should sign. Fiduciaries should indicate their title and authority.

                                                Dated:                  , 1997.
                                                      ------------------

                                                -------------------------------

                                                -------------------------------

                                                -------------------------------
                                                         Signature(s)